Exhibit 99.1

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Business Overview and Investment Highlights

Reddy Ice

Bill Brick
Chairman and Chief Executive Officer

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Product and Channel Mix

Product Mix
(% of Revenue)
Non-Ice
5%
Ice
95%

Diversified Distribution Channels
(% of packaged ice tons sold)
Other
14%
Supermarkets
and Mass
Merchants
45%
Independent
Distributors
13%
Gas Stations/
Convenience
Stores
28%

5

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California Ice Companies
Rev: $65 million(3)
Arctic Glacier
Rev: $134 million(2)
(26% of Sales in Canada)
Home City Ice
Rev: $61 million(4)
Reddy Ice
Rev: $320 million(1)

Corporate Headquarters | Manufacturing Facility | Refrigerated Warehouse | Distribution Center | Bottled Water Plant

6

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High Quality, Long-Term Customer Relationships…

Reddy Ice

Albertsons

Safeway

H-E-B

Kroger

7-Eleven

Publix

Food Lion

Sam's Club

Wal★Mart

Diamond Shamrock, Inc.

ExxonMobil

15

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Historical Operating Performance

Reddy Ice

($ in millions)

Revenue
$350
280
210
140
70
0
CAGR = 8.6%
ICE CAGR = 9.9%
$230.3 (1)
$235.7
$238.2
$285.7
$319.8
$209.1
$216.7
$219.6
$268.3
$304.8
$21.2
$19.0
$18.6
$17.4
$15.0
2001
2002
2003
2004
2005
Adjusted EBITDA
$100
80
60
40
20
0
CAGR = 13.5%
ICE CAGR = 15.1%
$50.8 (1)
$57.2
$61.9
$78.2 (2)
$84.4 (2)
$46.0
$54.1
$56.9
$73.0
$80.8
$4.8
$3.1
$5.0
$5.3
$3.6
2001
2002
2003
2004
2005
Ice
Non-Ice

21

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Investment Highlights

Reddy Ice

Bill Brick

Chairman and Chief Executive Officer

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[LOGO]

Credit Suisse 2006 Global Leveraged Finance Conference

March 28, 2006

Forward-Looking Statements

Reddy Ice Holdings, Inc.
Safe Harbor Statement
Under the Private Securities Litigation Reform
Act of 1995

Our Presentation includes, and our response to various questions may include, forward-looking statements about the Company’s revenues and earnings and about our future plans and objectives. Any such statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans and operations to vary materially. These risks are discussed in the Company’s filings with the S.E.C., including without limitation, our Annual Report on Form 10-K.

Business Overview and
Investment Highlights

Bill Brick
Chairman and Chief Executive Officer

Business Overview

•      Largest manufacturer and distributor of packaged ice in the US

•      $319.8 million of revenues and $84.8 million of pro forma Adjusted EBITDA in 2005(1)

•      80% of revenues are in states where we are the market leader

•      Industry consolidator

•      11 Ice acquisitions in 2004

•      4 Ice acquisitions post-IPO

•      Our strategy includes pursuing strategic Ice “add-on” acquisitions

•      Leading market position

•      3x the size of our next largest competitor in the US

•      Industry leader throughout the attractive Sun Belt market

•      Region served has warm weather, extended peak selling season and favorable population growth patterns

•      Competes on the basis of high service level and product quality

[GRAPHIC]

(1)   Reference Form 8-K dated February 23, 2006 for reconciliation of pro forma Adjusted EBITDA to Net Income.

Product and Channel Mix

Product Mix (% of Revenue)	Diversified Distribution Channels (% of packaged ice tons sold)

[CHART]	[CHART]

Strategic Multi-State Presence and Infrastructure in Attractive and Growing Ice Markets

82,000 customer locations in 31 states and the District of Columbia.

[GRAPHIC]

Reddy Ice has significant scale and distribution advantages over its competitors.

(1)   2005.

(2)   2005. Revenues of $99 million in the United States.

(3)   Management estimate.

(4)   Data from Hoovers online.

Favorable Industry Dynamics

•      Packaged ice is a $1.8 billion industry in the US(1)

•      Approximately $900 million produced by 3rd party manufacturers with the rest produced in-house

•      Reddy Ice and 3 other regional players control over 50% of 3rd party manufacturing

•      The remaining 3rd party manufacturing is made up of several hundred small players with revenues varying from $0.1 million to $10.0 million

•      Industry continues to consolidate, driven primarily by regional leaders

•      Stable product demand with minimal economic sensitivity

•      Industry volume growth in line with population growth

•      Population growth in the southern United States is outpacing the rest of the US

•      Point of purchase shift away from mom and pop retailers to national chains

(1)   Derived from information supplied by the International Packaged Ice Association.

•      Ice is not brand dependent at the consumer level

•      Only one packaged ice option per retail location

•      Small ticket convenience purchase

•      Ice is one of the highest in-store gross margin products

•      Satisfying retailer demands is critical

•      Manufacturing capacity must ensure reliable supply, particularly during peak demand

•      Strong distribution network ensures on-time delivery

•      Direct store delivery product with excellent inventory turns

Investment Highlights

	Industry Leader	Industry Consolidator

Consistent and Growing Free Cash Flow	[LOGO]		Attractive Organic Growth Opportunities

	High Barriers to Entry	High Quality, Long-Term Customers

Industry Leader

•      Unrivaled presence, scale and size in our markets

•      Competitors generally lack size and scale to effectively service regional and national chains

If Wal-Mart were to replace us, we estimate it would need approximately 75 suppliers to fulfill the service that we currently provide

•      Competitors often lack capacity to meet peak demand for local customers

•      Majority of competitors have less than $1 million of revenue

•      Reddy Ice is typically the sole-source supplier of ice, which optimizes purchasing and the supply chain for the retailer

•      Ability to serve broad geographic market provides a substantial point of differentiation

•      Manufacturing capacity and strong distribution network ensure reliable supply and on-time delivery

Industry Consolidator

•      The packaged ice industry is highly fragmented

•      Over the last 29 months, we have completed 16 “tuck-in” acquisitions and 1 platform acquisition of Ice companies

•      Total “tuck-in” acquisitions purchase price of $21.7 million

•      Purchase price range of $0.1 million to $7.5 million per “tuck-in” acquisition

•      “Tuck-in” acquisitions completed in 7 different states and integrated immediately

•      We will continue to pursue selective strategic Ice “add-on” acquisitions

•      Ability to pursue “tuck-in” acquisitions at low multiples and seamlessly integrate acquisitions

•      During November 2003, we completed the acquisition of Triangle Ice for approximately $64 million

•      Triangle Ice was a platform acquisition, which provided us with a leading market share in the Carolinas

•      Triangle had a similar business and operations as Reddy Ice, with long-term relationships with top regional retailers such as Food Lion, Bi-Lo, the Pantry and Wal-Mart

•      Triangle’s operations were integrated into our own within 60 days

Attractive Organic Growth Opportunities

• Continued growth of national chains drives our core market growth
Growth from Existing	• Wal-Mart opened over 150 new stores in our regions in 2005
Customers	• Wal-Mart expects to open a similar number of new stores in 2006 in our regions

New Product	• Through our control of the distribution channel, we are able to introduce new bag sizes at various price points
Introductions	• Enhances our product mix and increases our sales and operating margins

Expanding Markets	• We maintain a leading market presence in many of the fastest growing metropolitan areas, mostly in the “Sun Belt”
• Population growth in these key markets outpaces the rest of the US

• Food retailers continue to consolidate vendors to reduce costs
Consolidating Retail Vendor Base	• Well positioned to grow with large national and regional customers as they consolidate the retail vertical
• Uniquely positioned to serve 100% of the needs of national and multi-regional retailers

Solid Demand and Pricing Environment

•      Between 2000 and 2005, volume sold to the regional and national chain customers increased at approximately a 4% CAGR

•      As a % of total packaged ice volume sold, the portion attributed to these customers increased from 54% in 2002 to 57% in 2005

•      During the same timeframe, the wholesale price per bag to our regional and national chain customers increased slightly above a 3% CAGR

•      Pricing for the overall business in 2006 is projected to increase at a rate above historical levels

Regional and National Chain Customers

[CHART]

(1)   Excludes California operations.

(2)   Excludes acquisitions made in 2003, 2004 and 2005.

High Quality, Long-Term Customer Relationships…

[LOGO]

…Provide for Diversified and Growing Revenues

•      National footprint and large customer base provide for significant market share, enabling us to outperform competitors

•      We are generally the sole supplier to all these customers

Top 20 Ice Customers

		Length of
Chain	Type	Relationship

Wal Mart/Sam’s Club	Mass Merch	10	+
Albertsons Stores	Supermarket	10	+
Bashas	Supermarket	10	+
Bi-Lo/Brunos	Supermarket	10	+
Food Lion/Kash n Karry	Supermarket	10	+
H E B	Supermarket	8	+
Ingles	Supermarket	10	+
Kroger	Supermarket	10	+
Publix	Supermarket	10	+
Safeway	Supermarket	10	+
Supervalu	Supermarket	10	+
Winn Dixie	Supermarket	10	+
7-Eleven	Conv Store	10	+
Circle K Corp.	Conv Store	10	+
Exxon Mobil	Conv Store	10	+
Mapco Express	Conv Store	10	+
Racetrac	Conv Store	10	+
The Pantry	Conv Store	10	+
Valero/Diamond Shamrock	Conv Store	10	+
Walgreens	Pharmacy	10	+

In 2005, our largest customer accounted for approx. 11.1% of sales.

High Barriers to Entry

•      Approximately $276 million in PP&E at cost, over an estimated $400 million replacement value

•      Multi-million start up costs to serve major markets including:

•      Ice Plant and Equipment

•      Trucks

•      Corporate and Regional Infrastructure

•      Limited overlap with three regional players

•      Installed base of approx. 79,000 merchandisers (cold storage units installed at customer locations)

•      Installed base of approx. 3,000 Ice Factories

•      Need to serve year-round

•      Small competitors cannot meet peak needs

•      Not economical to transport beyond 100 miles

Reddy Ice’s long-term relationships with regional and national retailers, combined with its manufacturing and distribution infrastructure are key barriers to entry.

Experienced Senior Management

Our executive officers have extensive industry experience, averaging approximately 13 years with us and our predecessor companies.

	Years of Experience
Name/Title	Company	Industry

William P. Brick (Chairman/CEO)	5	15

Jimmy C. Weaver (President/COO)	9	11

Steven J. Janusek (CFO)	11	11

Ben D. Key (Senior VP—Sales)	9	9

Graham D. Davis (Senior VP—Central Operations)	28	28

Thomas L. Dann (Senior VP—Western Operations)	25	34

Joseph A. Geloso (Senior VP—Eastern Operations)	18	21

Raymond D. Booth (Senior VP—Mid-Atlantic Operations)	2	14

Steve Janusek
Chief Financial Officer

Financial Goals

•                  Focus on total return through dividend as well as share price appreciation driven by delevering and dividend growth

•                  Pursue strategic add-on acquisitions that are accretive to cash flow

•                  Drive free cash flow growth

•                  Maintain margins

•                  Moderate CapEx

•                  Low working capital requirement

•                  Maintain consistent high dividend payout ratio

•                  Maintain prudent leverage

Historical Operating Performance

($ in millions)

Revenue

[CHART]

Adjusted EBITDA

[CHART]

Our market leading platform and disciplined operating strategy have allowed us to grow EBITDA substantially faster than revenue.

(1)          Pro forma for the sale of California manufacturing operations. The Company continues to receive revenues from licensing of Ice Factories in California.

(2)          Reference Form 8-K dated February 23, 2006 for reconciliation of Adjusted EBITDA to Net Income.

Controllable Cost Structure

	Fiscal Year Ended Dec. 31
	2001(1)	2002	2003	2004	2005

Sales	100%	100%	100%	100%	100%

COGS
Labor (including benefits)(2)	27	26	25	25	24
Bag Expense	7	6	6	6	7
Electricity	6	6	6	6	5
Drayage	4	4	4	5	6
Fuel Costs	2	2	2	3	3
Other	18	18	18	15	16
Total	64%	62%	61%	60%	61%

SG&A
Labor (including benefits)(2)	9%	9%	8%	7%	8%
Other	6	5	5	6	5
Total	15%	14%	13%	13%	13%

Adjusted EBITDA	21%	24%	26%	27%	26%

(1)          Not pro forma for the sale of the California operations.

(2)          Excludes non-cash stock compensation.

Strong and Stable Free Cash Flow

($ in millions)

Pro Forma 2005
Pro Forma Adjusted EBITDA(1)	$84.8
Less:
Pro Forma Cash Interest Expense(2)	$15.2
Pro Forma Cash Income Taxes	(0.1)
Pro Forma Net Cash Capital Expenditures(3)	17.2
Pro Forma Principal Repayments of Indebtedness	0.1
Estimated Pro Forma Cash Available to Pay Dividends	$52.4

Available Cash Per Share	$2.41
Initial Dividend Per Share	1.53
Dividend	33.2
Implied Payout Ratio	64%

Sizeable NOLs shield the company from cash taxes in the near term

(1)          Reference Form 8-K dated February 23, 2006 for reconciliation of pro forma Adjusted EBITDA to Net Income.

(2)          Per S-1 for the initial four quarters following the offering.

(3)          Excludes purchase of leased assets.

Capitalization

($ in millions)

	As of 12/31/05
Cash	$34.0
Revolver	$0.0
Term Loan	240.0
Other Debt	0.3
Total Senior Debt	$240.3
10–1/2% HoldCo Sr Discount Notes due 2012	112.7
Total HoldCo Debt	$353.0
Market Capitalization(1)	486.3
Total Capitalization	$839.3
Total HoldCo Debt/PF Adjusted EBITDA(2)	4.2	x
Total Net HoldCo Debt/PF Adjusted EBITDA(2)	3.8
(PF Adj. EBITDA - CapEx)/Cash Interest Expense(2)	4.4

(1)          As of March 24, 2006.

(2)          Based on 2005 pro forma Adjusted EBITDA of $84.8 million, net capital expenditures of $17.2 million and pro forma cash interest of $15.2 million.

Summary of Guidance

($ in millions)

	Projected 2006
	Lower Range	Upper Range
Total Revenues	$315.0	$325.0
Net Income	$14.6	$18.6
Depreciation expense related to cost of sales	19.6	19.0
Depreciation and amortization expense	6.3	5.9
Interest Expense	28.8	28.4
Income Tax Expense	9.8	12.4
EBITDA	$79.1	$84.3
Other non-cash charges-stock based compensation expense	4.9	4.7
Adjusted EBITDA	$84.0	$89.0
Cash paid for interest expense	(15.2)	(14.9)
Cash paid for income taxes	(1.0)	(0.9)
Capital expenditures, net of proceeds from dispositions	(16.0)	(13.0)
Principal payments on debt	(0.1)	(0.1)
Available Cash	$51.7	$60.1
Available Cash Per Share	$2.38	$2.77
Stated Dividend Per Share	1.53	1.53
Implied Payout Ratio	64%	55%

Investment Highlights

Bill Brick
Chairman and Chief Executive Officer

	Industry Leader	Industry Consolidator

Consistent and Growing Free Cash Flow	[LOGO]		Attractive Organic Growth Opportunities

	High Barriers to Entry	High Quality, Long-Term Customers

[LOGO]

Credit Suisse 2006 Global Leveraged Finance Conference

March 28, 2006